                                                                    EXHIBIT 10.1


                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.
                                CREDIT AGREEMENT

                                 LIMITED WAIVER

         This LIMITED WAIVER (this "WAIVER") is dated as of February 4, 2002 and entered into by and among WOLVERINE TUBE INC., a Delaware corporation (the "COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation ("WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), and the financial institutions listed on the signature pages hereto (each individually referred to herein as a "LENDER" and collectively, as "LENDERS"), and is made with reference to that certain Credit Agreement dated as of April 30, 1997, by and among the Borrowers, the Lenders, the Administrative Agent and Mellon Bank, N.A. as the Documentation Agent, as amended as of June 26, 1998, as of March 10, 1999, as of June 30, 1999, as of May 31, 2000 and as of August 8, 2001 (such Credit Agreement, as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                 R E C I T A L S

         WHEREAS, at the Borrowers' request the Lenders have from time to time made Loans to the Borrowers under the Credit Agreement and have issued Letters of Credit thereunder for the account of the Borrowers;

         WHEREAS, the Borrowers have notified the Administrative Agent and the Lenders (i) that one or more Events of Default may have occurred as a result of the Borrowers not being in compliance with the covenants set forth in Sections 7.6A, 7.6B and 7.6C of the Credit Agreement for the Fiscal Quarter ending December 31, 2001 and (ii) that because of its failure to file its annual report in a timely manner, one of the Company's Subsidiaries was administratively dissolved by the Secretary of State of its state of incorporation, and although it has now been reinstated with retrospective effect as if the dissolution had never occurred, certain Events of Default may have occurred as a result thereof during the period before its reinstatement;

         WHEREAS, the Borrowers have requested Lenders waive any such Events of Default and any Event of Default that may occur as a result of the Borrowers not being in compliance with the covenants set forth in Sections 7.6A, 7.6B and 7.6C of the Credit Agreement for the Fiscal Quarter ending March 31, 2002, and Requisite Lenders desire to grant such waiver on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. LIMITED WAIVER

         Subject to the terms and conditions set forth in this Waiver and in reliance on the representations, warranties and covenants of the Credit Parties herein contained, the Administrative Agent and the Lenders hereby waive, (i) for the period commencing on December 31, 2001 through and including April 16, 2002 (the "WAIVER PERIOD"), compliance with the provisions of subsections 7.6A, 7.6B and 7.6C of the Credit Agreement with respect to the Fiscal Quarter ending as of December 31, 2001 and the Fiscal Quarter ending as of March 31, 2002 and (ii) any Event of Default (other than an Event of Default under subsection 8.2) that may have occurred as a result of Wolverine Finance Company being administratively dissolved by the Secretary of State of the State of Tennessee during the period before it received a Certificate of Reinstatement; provided, that:

                  (a) the aggregate principal amount of Indebtedness under the Credit Agreement outstanding at any time during the Waiver Period shall not exceed $130,000,000 less an amount equal to the aggregate amount of any Net Asset Sale Proceeds, Net Securities Proceeds or net proceeds from the issuance of any Indebtedness received by Company or any Subsidiary on or after the date hereof; provided, that Borrowers shall not at any time be permitted to borrow more than necessary to fund its projected requirements as set forth in the estimated cash flows dated January 25, 2002 attached hereto as Schedule A (the "ESTIMATED CASH FLOWS"); it being understood that (i) if Borrowers' actual sales collections for any month are less than the projected sales collections for such month as set forth in the Estimated Cash Flows, Borrowers may borrow an additional amount not to exceed the lesser of (a) the amount of such shortfall and (b) 10% of the projected sales collections for such month as set forth in the Estimated Cash Flows, subject to the limitation on the aggregate principal amount of Loans outstanding set forth above, to fund projected requirements for such month as set forth in the Estimated Cash Flows, (ii) Borrowers shall be allowed to borrow to fund their requirements during April until April 16, 2002 on a basis consistent with February and March, subject to the limitation on the aggregate principal amount of Loans outstanding set forth above, notwithstanding that the Estimated Cash Flows do not set forth projected inflows or outflows for April, and (iii) if Borrowers borrow less than projected in any month they shall, subject to the limitation on the aggregate principal amount of Loans outstanding set forth above, be able to borrow such amounts in the following month to fund projected requirements;

                  (b) Company shall deliver to the Administrative Agent the following: (i) as soon as possible and in any event no later than February 19, 2002, a cash flow forecast detailing collections, payments, availability and any other components requested by Administrative Agent or P&M (as defined in subsection (f) below) for the subsequent 13 week period, and thereafter, Company shall submit to the Administrative Agent on the second Business Day of each calendar week, for the preceding calendar week, weekly updates to such forecast, including a reconciliation of each past week's performance against forecast and adding each new week to such update so that such forecast shall be continued as a rolling 13-week forecast and (ii) as soon as available and in any event no later than 25 days after the end of each calendar month, the consolidated balance sheet of the Company and its Subsidiaries as at the end of such calendar month and the related consolidated statements of income and cash flows of the Company and its Subsidiaries for such calendar month;

                  (c) (i) on the date hereof, Borrowers (other than Wolverine Canada) and each Subsidiary Guarantor shall enter into a security agreement in the form attached hereto as Exhibit I (the "SECURITY AGREEMENT"), (ii) on and after the date hereof Borrowers and each Subsidiary Guarantor shall take any actions necessary or requested by the Administrative Agent to perfect and protect such security interests and (iii) Borrowers and each Subsidiary Guarantor shall comply with the covenants set forth in Section 5;

                  (d) from and after the date hereof, the Borrowers and the Subsidiary Guarantors shall continue to maintain all primary Deposit Accounts located in the United States and Canada with one or more Lenders and all cash of the Company and the Subsidiary Guarantors, other than cash required for immediate operating needs of business outside the United States and Canada, will be held in such accounts;

                  (e) on or after the date hereof, Borrowers shall not and shall not permit their Subsidiaries to: (i) take any action that would be prohibited under Section 7 of the Credit Agreement during the continuance of an Event of Default, (ii) directly or indirectly, make or acquire any Investment in any Person described in subsections 7.3(v), (vi) and (vii) of the Credit Agreement; (iii) directly or indirectly, create or become liable with respect to any Contingent Obligation under subsections 7.4(vii) and (ix) of the Credit Agreement; or (iv) make any Restricted Junior Payment, other than the mandatory redemption of the Company's $1.00 par value Cumulative Compounding Redeemable Preferred Stock on March 1, 2002 together with accrued and unpaid dividends thereon;

                  (f) Borrowers shall, and shall cause their officers, employees and Subsidiaries and their respective officers and employees to cooperate with FTI/Policano & Manzo ("P&M"), financial consultant to the Lenders; and

                  (g) on the date hereof, Borrowers shall execute and deliver a sixth amendment to the Credit Agreement in the form attached hereto as
         Exhibit II (the "SIXTH AMENDMENT") to (i) effect certain changes to the Credit Agreement necessary in light of the grant of security pursuant to the Security Agreement, (ii) provide that all the Net Asset Sale Proceeds, Net Securities Proceeds or the proceeds of the issuance of any Indebtedness shall be applied to the prepayment of Loans and reduction of the Commitments, and (iii) provide for an increase in the rate of interest payable on the Loans on and after December 31, 2001 and for interest to be payable monthly.

SECTION 2. LIMITATION OF WAIVER.

         Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth in Section 1 above shall be limited precisely as written and relates solely to the non-compliance by the Borrowers with the covenants set forth in subsections 7.6A, 7.6B, 7.6C of the Credit Agreement for the Fiscal Quarters ending December 31, 2001 and March 31, 2002 and nothing in this Waiver shall be deemed to:

                  (a) constitute a waiver of by Administrative Agent and the Lenders with respect to any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or any other Potential Events of Default or Events of Default; or

                  (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any other instrument or agreement referred to therein or under applicable law.

         Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION 3. BORROWERS' REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Waiver and to waive compliance with the Credit Agreement in the manner provided herein, each of the Company and Wolverine Canada hereby represents and warrants to each Lender that the following statements are true, correct and complete:

                  (a) CORPORATE POWER AND AUTHORITY. The Company and Wolverine Canada have all requisite corporate power and authority to enter into this Waiver and the Security Agreement and to carry out the transactions contemplated by, and perform their obligations under, the Credit Agreement.

                  (b) AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Waiver and the Security Agreement have been duly authorized by all necessary corporate action on the part of the Company and Wolverine Canada, as the case may be.

                  (c) NO CONFLICT. The execution and delivery by the Company and Wolverine Canada of this Waiver and the Security Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company, Wolverine Canada or any of their respective Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company, Wolverine Canada or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company, Wolverine Canada or any of their respective Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company, Wolverine Canada or any of their respective Subsidiaries (other than

         Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company, Wolverine Canada or any of their respective Subsidiaries.

                  (d) GOVERNMENTAL CONSENTS. The execution and delivery by the Company and Wolverine Canada of this Waiver and the Security Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  (e) BINDING OBLIGATION. Each of this Waiver and the Security Agreement has been duly executed and delivered by the Company and Wolverine Canada and is the legally valid and binding obligation of the Company and Wolverine Canada enforceable against the Company and Wolverine Canada in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  (f) INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in
         Section 5 of the Credit Agreement, as amended by the Sixth Amendment, are and will be true, correct and complete in all material respects on and as of the Effective Date (as defined below) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  (g) ABSENCE OF DEFAULT. No event has occurred and is continuing that would constitute (after giving effect to this Waiver) an Event of Default or a Potential Event of Default.

SECTION 4. RELEASE

         The Borrowers and each other Loan Party, on behalf of itself, and each of its Subsidiaries (collectively, the "RELEASORS") hereby releases, remises, acquits and forever discharges the Administrative Agent, each Lender and Issuing Lender and each of their respective employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, affiliates, related corporate divisions, participants and assigns (all of the foregoing hereinafter called the "RELEASED PARTIES"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, setoffs, recoupments, counterclaims, defenses, damages and expenses of any and every character, known or unknown, suspected or unsuspected, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Waiver, the Credit Agreement, any of the other Loan

Documents or the administration or enforcement of any of such documents (all of the foregoing hereinafter called the "RELEASED MATTERS"). Each Releasor acknowledges that the agreements in this Section 4 are intended to be in full satisfaction of all or any alleged injuries or damages suffered or incurred by such Releasor arising in connection with the Released Matters and constitute a complete waiver of any right of setoff or recoupment, counterclaim or defense of any nature whatsoever which arose prior to the date hereof to payment or performance of the Obligations. Each Releasor represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts, or acts or omissions of the Released Parties which on the date hereof would be the basis of a claim by the Releasors against the Released Parties which is not released hereby. Each Releasor represents and warrants that it has not transferred or purported to transfer, assign, pledge or otherwise convey any of its right, title or interest in any Released Matter to any other person or entity and that the foregoing constitutes a full and complete release of all Released Matters. Releasors have granted this release freely, and voluntarily and without duress.

SECTION 5. POST-CLOSING COVENANTS

         Borrowers and Subsidiary Guarantors shall take or cause to be taken all such actions, execute and deliver or cause to be executed and delivered all such agreements, documents and instruments, and make or cause to be made all such filings that may be necessary or, in the opinion of Administrative Agent, desirable in order to create in favor of Administrative Agent, for the benefit of Lenders, a valid and (upon such filing) perfected first priority security interest in the collateral pledged under the Security Agreement (the "COLLATERAL"). Without limitation of the foregoing, Company and each Subsidiary Guarantor shall:

                  (a) on the date hereof, deliver to Administrative Agent UCC financing statements, duly executed by each applicable Loan Party with respect to all Collateral of such Loan Party, for filing in all jurisdictions as may be necessary or, in the opinion of Administrative Agent, desirable to perfect the security interests created in such Collateral pursuant to the Security Agreement;

                  (b) cause to be delivered to Administrative Agent, promptly and in any event by the close of business on February 15, 2002 (or such later date as Administrative Agent may agree), an opinion of counsel to the Loan Parties under the laws of each applicable jurisdiction with respect to the enforceability of the Security Agreement and the Sixth Amendment, creation and perfection of the security interests in favor of Administrative Agent in such Collateral and such other matters governed by the laws of such jurisdiction regarding such security interests as Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to Administrative Agent; and

                  (c) on the date hereof, deliver to Administrative Agent (i) resolutions of the governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Waiver, the Sixth Amendment, the Security Agreement and any other document to be delivered in connection with this Waiver, certified as of the date hereof by the secretary or similar officer of such Person as being in full force and effect without modification or amendment, (ii) signature and incumbency certificates of the officers of each Loan Party that is executing this Waiver, the Sixth Amendment, the Security Agreement or any other documents delivered in connection with this Waiver to which such Loan Party is a party and (iii) an Officer's Certificate, in form and substance satisfactory to Administrative Agent, certifying, after giving effect to this Waiver, (i) as to the absence of any event occurring and continuing that constitutes a Default or an Event of Default and (ii) that the representations and warranties in Section 5 of the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that each Loan Party shall have performed in all material respects all agreements and satisfied all conditions which this Waiver and the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

SECTION 6. MISCELLANEOUS

                  (a) FEES AND EXPENSES. By its execution hereof, the Borrowers
         (i) hereby acknowledge that the Administrative Agent intends to retain, at Borrowers' expense, P&M as its financial consultant and the Borrowers agree to pay the costs and expenses of such financial consultant upon demand and (ii) agree that on and after the date hereof, all costs and expenses of the Lenders shall be paid by Borrowers pursuant to Section 10.2(v) of the Credit Agreement notwithstanding the existence or non-existence of any Event of Default or the waiver of any Event of Default hereunder.

                  (b) HEADINGS. Section and subsection headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose or be given any substantive effect.

                  (c) APPLICABLE LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  (d) COUNTERPARTS; EFFECTIVENESS. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Waiver shall be deemed effective as of December 31, 2001 upon (i) the execution of a counterpart hereof by the Borrowers, the Subsidiary Guarantors and Requisite Lenders, (ii) receipt by the Company and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof and (iii) receipt by the Administrative Agent for distribution to each Lender executing this Waiver, of a waiver fee in an amount equal to 0.10% of the Loan Exposure of such Lender (the "EFFECTIVE DATE").

SECTION 7. ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

         Each of Tube Forming L.P., Small Tube Manufacturing Corp., Wolverine Finance Company and Wolverine Joining Technologies, Inc. hereby acknowledges that it has read this Waiver and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Waiver, the obligations of such Loan Party under each of the Loan Documents to which it is a party shall not be impaired and each of the Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                 WOLVERINE TUBE, INC.


                                 By:
                                    ------------------------------------
                                    Name:
                                    Title:

                                 Notice Address:
                                 Wolverine Tube, Inc.
                                 200 Clinton Avenue, Suite 1000
                                 Huntsville, AL  35801
                                 Attention:  James E. Deason

                                 WOLVERINE TUBE (CANADA) INC.


                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:

                                 Notice Address:

                                 Wolverine Tube, Inc.
                                 200 Clinton Avenue, Suite 1000
                                 Huntsville, AL  35801
                                 Attention: James E. Deason

                                 TUBE FORMING L.P.,
                                 a Delaware limited partnership

                                 By: WOLVERINE TUBE, INC.

                                 By:
                                     -------------------------------
                                     Name:
                                     Title:

                                 Notice Address:

                                 Wolverine Tube, Inc.
                                 200 Clinton Avenue, Suite 1000
                                 Huntsville, AL  35801
                                 Attention:  James E. Deason

                                  SMALL TUBE MANUFACTURING CORP.,
                                  a Delaware corporation


                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                  Notice Address:

                                  Wolverine Tube, Inc.
                                  200 Clinton Avenue, Suite 1000
                                  Huntsville, AL  35801
                                  Attention:  James E. Deason

                                  WOLVERINE FINANCE COMPANY,
                                  a Tennessee corporation


                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                  Notice Address:

                                  Wolverine Tube, Inc.
                                  200 Clinton Avenue, Suite 1000
                                  Huntsville, AL  35801
                                  Attention: James E. Deason

                                  WOLVERINE JOINING TECHNOLOGIES,
                                  INC., a Delaware corporation


                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  Notice Address:

                                  Wolverine Tube, Inc.
                                  200 Clinton Avenue, Suite 1000
                                  Huntsville, AL  35801
                                  Attention:  James E. Deason

                                  CREDIT SUISSE FIRST BOSTON,
                                  as the Administrative Agent


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:


                                  By:
                                     ------------------------------------
                                     Name:
                                     Title:

                                  Notice Address:

                                  Credit Suisse First Boston
                                  11 Madison Avenue
                                  New York, NY  10010-3629
                                  Attention:  Sharon Meadows

                                   CREDIT SUISSE FIRST BOSTON,
                                   as a Lender


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   Notice Address:

                                   Credit Suisse First Boston
                                   11 Madison Avenue
                                   New York, NY  10010-3629
                                   Attention:  Sharon Meadows

                                   MELLON BANK, N.A.,


                                   By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   Notice Address:

                                   Mellon Bank, N.A.
                                   Three Mellon Bank Center
                                   23rd Floor
                                   Pittsburgh, PA  15259-0003
                                   Attention:  Loan Administration

                                   Copy to:

                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, PA  15258-0001
                                   Attention:  Roger N. Stanier

                                  CREDIT LYONNAIS NEW YORK BRANCH
                                  as a Lender


                                  By:
                                     --------------------------------------
                                     Name:
                                     Title:

                                  Notice Address:

                                  Credit Lyonnais New York Branch
                                  2200 Ross Avenue
                                  Suite 4400W
                                  Dallas, TX  75201
                                  Attention:  David Cagle

                             BANK OF AMERICA, N.A.
                             f/k/a Bank of America National Trust and Savings Association, (successor by merger to Bank of America Illinois), successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., (successor by merger to NationsBank, N.A. (South))

                             By:
                                ----------------------------------------------
                                Name:
                                Title:

                             Notice Address:

                             Bank of America
                             101 South Tryon Street
                             Charlotte, NC 28255-0001
                             Attention:  Michael McKenney

                                  THE BANK OF NOVA SCOTIA,
                                  as a Lender


                                  By:
                                     -----------------------------------
                                     Name:
                                     Title:

                                  Notice Address:

                                  The Bank of Nova Scotia
                                  Suite 2700
                                  600 Peachtree Street NE
                                  Atlanta, GA  30308
                                  Attention:  Pat Brown

                                  FIRST UNION NATIONAL BANK
                                  as a Lender


                                  By:
                                     ---------------------------------------
                                     Name:
                                     Title:

                                  Notice Address:

                                  Wachovia, Inc.
                                  201 South College Street, 24th Floor
                                  Charlotte, NC  28288-1183
                                  Attention: Ron Ferguson

                                    SUNTRUST BANK (successor in interest to
                                    SunTrust Bank, Nashville, N.A.)
                                    as a Lender


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:

                                    Notice Address:

                                    Suntrust Bank
                                    Corporate & Investment Banking
                                    3rd Floor
                                    201 4th Avenue North
                                    Nashville, TN  37219
                                    Attention:  Jim Sloan

                                   SCHEDULE A
                              ESTIMATED CASH FLOWS


                                    EXHIBIT I

                          [FORM OF SECURITY AGREEMENT]

                               SECURITY AGREEMENT


         This SECURITY AGREEMENT (this "AGREEMENT") is dated as of February 4, 2002 and entered into by and among WOLVERINE TUBE, INC., a Delaware corporation ("COMPANY"), each of THE UNDERSIGNED DIRECT AND INDIRECT SUBSIDIARIES of Company (each of such undersigned Subsidiaries being a "SUBSIDIARY GRANTOR" and collectively "SUBSIDIARY GRANTORS") and each ADDITIONAL GRANTOR that may become a party hereto after the date hereof in accordance with Section 18 hereof (each of the Company, each Subsidiary Grantor, and each Additional Grantor being a "GRANTOR" and collectively the "GRANTORS") and CREDIT SUISSE FIRST BOSTON, as Administrative Agent for and representative of the financial institutions ("LENDERS") party to the Credit Agreement referred to below and the holders from time to time of the Company's 7 3/8% Senior Notes due 2008 (the "NOTEHOLDERS") (in such capacity herein called "SECURED PARTY").

                             PRELIMINARY STATEMENTS

         A. Pursuant to the Credit Agreement dated as of April 30, 1997 (said Credit Agreement, as amended to the date hereof and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "CREDIT AGREEMENT"; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Company, Wolverine Tube (Canada) Inc. ("WOLVERINE CANADA"; and together with the Company, the "BORROWERS"), the financial institutions listed therein as Lenders, Mellon Bank, N.A., as Documentation Agent, and Credit Suisse First Boston, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to Borrowers.

         B. Subsidiary Grantors have executed and delivered that certain Subsidiary Guaranty dated as of April 30, 1997 (said Subsidiary Guaranty, as amended to the date hereof and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time, being the "SUBSIDIARY GUARANTY") in favor of Secured Party for the benefit of Lenders, pursuant to which each Subsidiary Grantor has guarantied the prompt payment and performance when due of all obligations of the Company under the Credit Agreement, including without limitation the obligation of the Company to make payments thereunder in the event of early termination thereof.

         C. It is a condition precedent to the execution and delivery by Lenders of that certain Limited Waiver dated as of February 4, 2002 (the "WAIVER"), among the Borrowers, the


                                    Sch. A-1

Administrative Agent and the Lenders, that Grantors listed on the signature pages hereof shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to enter into the Waiver and to continue to make Loans and other extensions of credit under the Credit Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Grantor hereby agrees with Secured Party as follows:

                  SECTION 1. GRANT OF SECURITY.

         Each Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of such Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

                  (a) all inventory in all of its forms located in the United States, including but not limited to (i) all goods held by such Grantor for sale or lease or to be furnished under contracts of service or so leased or furnished, (ii) all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in such Grantor's business, (iii) all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind, and
(iv) all goods which are returned to or repossessed by such Grantor and all accessions thereto and products thereof (collectively the "INVENTORY") and all negotiable and non-negotiable documents of title (including, without limitation, documents, warehouse receipts, dock receipts and bills of lading) issued by any Person covering any Inventory (any such negotiable document of title being a "NEGOTIABLE DOCUMENT OF TITLE");

                  (b) all accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations of any kind owned by or owing to such Grantor and all rights in, to and under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights or other rights and obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, letter-of-credit rights and other rights and obligations being the "ACCOUNTS", and any and all such security agreements, leases, and other contracts being the "RELATED CONTRACTS");

                  (c) all purchase orders relating to Inventory (whether for metals, fabrication or otherwise), any Hedge Agreements described in subsection 7.4(v) of the Credit Agreement and any other hedge arrangements relating to the Inventory, as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) all claims of such Grantor for damages arising out of any breach of or default under the Assigned

Agreements, and (iv) all rights of such Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

                  (d) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

                  (e) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

         Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in any of such Grantor's rights or interests in any license, contract or agreement to which such Grantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Grantor is a party (other than to the extent that any such term would be rendered ineffective pursuant to the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York (the "UCC") or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that immediately upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect.

         Each item of Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the UCC shall have the meaning set forth in the UCC, it being the intention of the Grantors that the description of the Collateral set forth above be construed to include the broadest possible range of assets, except for assets expressly excluded as set forth above.

                  SECTION 2. SECURITY FOR OBLIGATIONS.

         This Agreement secures, and the Collateral assigned by each Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all Secured Obligations of such Grantor. "SECURED OBLIGATIONS" means:

                  (a) (i) with respect to the Company, all obligations and liabilities of every nature of the Company hereafter existing under or arising out of or in connection with the Credit Agreement and the other Loan Documents with respect to any Loans made or Letters of Credit issued on or after the date hereof (but excluding any continuations or conversions of Loans outstanding on the date hereof) and any other obligations or liabilities arising out of or in connection with the Credit Agreement on or after the date hereof and (ii) with respect to each Subsidiary Grantor and Additional Grantor, all obligations and liabilities of every nature of such Grantors hereafter existing under or arising out of or in connection with the Subsidiary Guaranty with respect to any Loans made or Letters of Credit issued on or after the date hereof (but excluding any continuations or conversions of Loans outstanding on the date hereof) and any other obligations or liabilities arising out of or in connection with the Credit Agreement on or after the date hereof (collectively, the "CREDIT AGREEMENT OBLIGATIONS"); and

                  (b) only to the extent required by Section 4.3 of the Senior
Note Indenture, any and all obligations of the Company and the Grantors in respect of the Company's 7 3/8% Senior Notes due 2008 now or hereafter outstanding (collectively, the "NOTE OBLIGATIONS"),

in each case together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Company or any other Grantor, would accrue on such obligations, whether or not a claim is allowed against Company or such Grantor for such interest in the related bankruptcy proceeding), reimbursement of amounts drawn under Letters of Credit, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Lender as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement; provided that the Collateral shall secure solely the Credit Agreement Obligations to the extent permitted by Section 4.3(i) of the Senior Note Indenture, and to the extent the amount of Indebtedness for borrowed money so secured would exceed the maximum amount permitted to be so secured by Section 4.3(i) of the Senior Note Indenture, the Collateral shall secure the shall secure the Credit Agreement Obligations equally and ratably with the Note Obligations, but only to the extent required by Section 4.3 of the Senior Note Indenture and only for so long as the Credit Agreement Obligations are secured by the Lien hereunder.

             SECTION 3. GRANTORS REMAIN LIABLE.

         Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 4. REPRESENTATIONS AND WARRANTIES.

         Each Grantor represents and warrants as follows:

                  (a) OWNERSHIP OF COLLATERAL. Except as expressly permitted by the Credit Agreement and for the security interest created by this Agreement, such Grantor owns the Collateral owned by such Grantor free and clear of any Lien. Except as expressly permitted by the Credit Agreement and such as may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (b) LOCATIONS OF INVENTORY. All of the Inventory is, as of the date hereof, or in the case of an Additional Grantor, the date of the applicable counterpart entered into pursuant to Section 18 (each, a "COUNTERPART") located at the places specified in Schedule 4(b), except for Inventory which, in the ordinary course of business, is in transit either (i) from a supplier to a Grantor, (ii) between the locations specified in Schedule 4(b), or (iii) to customers of a Grantor.

                  (c) NEGOTIABLE DOCUMENTS OF TITLE. No Negotiable Documents of Title are outstanding with respect to any of the Inventory.

                  (d) OFFICE LOCATIONS; TYPE AND JURISDICTION OF ORGANIZATION. The chief place of business, the chief executive office and the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts are, as of the date hereof, and, except as set forth on Schedule 4(d), have been for the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, located at the locations set forth on Schedule 4(d); such Grantor's type of organization (i.e. corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable government authority of the jurisdiction of organization are listed on Schedule 4(d);

                  (e) NAMES. No Grantor (or predecessor by merger or otherwise of such Grantor) has, within the four month period preceding the date hereof, or, in the case of an Additional Grantor, the date of the applicable Counterpart, had a different name from the name of such Grantor listed on the signature pages hereof, except the names listed in Schedule 4(e) annexed hereto.

                  (f) DELIVERY OF CERTAIN COLLATERAL. All certificates or instruments (excluding checks) evidencing, comprising or representing the Collateral have been delivered to Secured Party duly endorsed or accompanied by duly executed instruments of transfer or assignment in blank.

                  (g) PERFECTION. The security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders hereunder constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon (i) the filing of properly completed UCC financing statements naming each Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to such Grantor set forth on Schedule 4(g) and (ii) in the case of the Collateral evidenced by instruments, delivery of such instruments to Secured Party, duly endorsed or accompanied by duly executed instruments of assignment or transfer in blank, the security interests in the Collateral granted to Secured Party for the ratable benefit of the Lenders will constitute perfected security interests therein prior to all other Liens (except for Permitted Encumbrances), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

                  SECTION 5. FURTHER ASSURANCES.

                  GENERALLY. Each Grantor agrees that from time to time, at the expense of Grantors, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) at the request of Secured Party, mark conspicuously each item of chattel paper included in the Accounts, each Related Contract and, at the request of Secured Party, each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) at the request of Secured Party, deliver and pledge to Secured Party hereunder all promissory notes and other instruments (including checks) and all original counterparts of chattel paper constituting Collateral, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to Secured Party, (iii) (A) execute and file such financing or continuation statements, or amendments thereto, (B) execute and deliver, and cause to be executed and delivered, agreements establishing that Secured Party has control of specified items of Collateral and (C) deliver such other instruments or notices, in each case, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iv) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail,
(v) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (vi) at Secured Party's request, appear in and defend any action or proceeding that may affect such Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and
(vii) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral, including any landlord waiver, mortgagee waiver, bailee letter or any similar acknowledgement or agreement of any landlord, mortgagee in respect of any real property where any Collateral is located or any warehouseman or processor in possession of any Inventory of any Grantor. Each Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of any Grantor. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by such Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

                  SECTION 6. CERTAIN COVENANTS OF GRANTORS.

         Each Grantor shall:

                  (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

                  (b) notify Secured Party of any change in such Grantor's name, identity or corporate structure within 15 days of such change;

                  (c) give Secured Party 30 days' prior written notice of any change in such Grantor's chief place of business, chief executive office or residence or the office where such Grantor keeps its records regarding the Accounts and all originals of all chattel paper that evidence Accounts or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of such Grantor;

                  (d) if Secured Party gives value to enable such Grantor to acquire rights in or the use of any Collateral, use such value for such purposes; and

                  (e) except as expressly permitted by the Credit Agreement, pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment.

                  SECTION 7. SPECIAL COVENANTS WITH RESPECT TO INVENTORY.

         Each Grantor shall:

                  (a) keep the Inventory owned by such Grantor at the places therefor specified on Schedule 4(b) or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Inventory shall have been taken;

                  (b) keep correct and accurate records of Inventory owned by such Grantor, itemizing and describing the kind, type and quantity of such Inventory, such Grantor's cost therefor and (where applicable) the current list prices for such Inventory;

                  (c) if any Inventory is in possession or control of any of such Grantor's agents or processors, if the aggregate book value of all such Inventory exceeds $1,000,000, and in any event upon the occurrence of an Event of Default (as defined in Section 13), instruct such agent or processor to hold all such Inventory for the account of Secured Party and subject to the instructions of Secured Party;

                  (d) at its own expense, maintain insurance with respect to the Inventory in accordance with the terms of the Credit Agreement; and

                  (e) promptly upon the issuance and delivery to Grantor of any Negotiable Document of Title deliver such Negotiable Document of Title to Agent.

                  SECTION 8. SPECIAL COVENANTS WITH RESPECT TO ACCOUNTS AND
                             RELATED CONTRACTS.

                  (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts and Related Contracts, and all originals of all chattel paper that evidence Accounts, at the locations therefor set forth on Schedule 4(d), upon 30 days' prior written notice to Secured Party, at such other location in a jurisdiction where all action that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Accounts and Related Contracts shall have been taken. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of Secured Party at any time during normal business hours to inspect and make abstracts from such records and chattel paper, and each Grantor agrees to render to Secured Party, at Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Promptly upon the request of Secured Party, each Grantor shall deliver to Secured Party complete and correct copies of each Related Contract.

                  (b) Each Grantor shall, for not less than three (3) years from the date on which each Account of such Grantor arose, maintain (i) complete records of such Account, including records of all payments received, credits granted and merchandise returned, and (ii) all documentation relating thereto.

                  (c) Except as otherwise provided in this subsection (c), each Grantor shall continue to collect, at its own expense, all amounts due or to become due to such Grantor under the Accounts and Related Contracts. In connection with such collections, each Grantor may take (and, at Secured Party's direction, shall take) such action as such Grantor or Secured Party may deem necessary or advisable to enforce collection of amounts due or to become due under the Accounts; provided, however, that Secured Party shall have the right at any time, upon the occurrence and during the continuation of an Event of Default or a Potential Event of Default and upon written notice to such Grantor of its intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Secured Party and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to Secured Party, to notify each Person maintaining a lockbox or similar arrangement to which account debtors or obligors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to Secured Party and, upon such notification and at the expense of Grantors, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from Secured Party referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 14, and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

                  SECTION 9. SPECIAL COVENANTS WITH RESPECT TO THE ASSIGNED
                             AGREEMENTS.

                  (a) Each Grantor shall at its expense:

                  (i) if consistent with sound business practices, perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

                  (ii) upon the reasonable request of Secured Party, furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as such Grantor is entitled to make under the Assigned Agreements.

                  (b) Upon the occurrence and during the continuance of an Event of Default, no Grantor shall:

                  (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of the Assigned Agreements;

                  (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with the Assigned Agreements, except as expressly provided therein; or

                  (v) take any other action in connection with the Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of such Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.

                  SECTION 10. SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

         Each Grantor hereby irrevocably appoints Secured Party as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

                  (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to Secured Party pursuant to Section 7;

                  (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

                  (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

                  (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Credit Agreement) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of such Grantor to Secured Party, due and payable immediately without demand;

                  (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral; and

                  (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantors' expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

                  SECTION 11. SECURED PARTY MAY PERFORM.

         If any Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Grantors under Section 15(b).

                  SECTION 12. STANDARD OF CARE.

         The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

                  SECTION 13. REMEDIES.

         If any Event of Default (as defined in the Credit Agreement) shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) take possession of any Grantor's premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Grantor's equipment for the purpose of completing any work in process, taking any actions described in the preceding clause (iii) and collecting any Secured Obligation and, (v) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party or any Lender may be the purchaser of any or all of the Collateral at any such sale and Secured Party, as agent for and representative of Lenders (but not any Lender in its individual capacity unless Requisite Lenders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be jointly and severally liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and each Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

                  SECTION 14. APPLICATION OF PROCEEDS.

         Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

                  FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantors, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

                  SECOND: To the extent permitted by Section 4.3(i) of the Senior Note Indenture, to the payment of the Credit Agreement Obligations;

                  THIRD: To the extent required by Section 4.3 of the Senior
         Note Indenture, to the Credit Agreement Obligations on the one hand and the Note Obligations on the other hand, equally and ratably as provided in the Senior Note Indenture; and

                  FOURTH: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

                  SECTION 15. INDEMNITY AND EXPENSES.

                  (a) Grantors jointly and severally agree to indemnify Secured Party and each Lender from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's or such Lender's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  (b) Grantors jointly and severally agree to pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

                  (c) The obligations of Grantors in this Section 15 shall (i) survive the termination of this Agreement and the discharge of Grantors' other obligations under this Agreement, the Credit Agreement and the other Loan Documents and (ii), as to any Grantor that is a party to a Subsidiary Guaranty, be subject to the provisions of Section 2.2(a) thereof.

                  SECTION 16. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS;
                              TERMINATION AND RELEASE.

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, (ii) be binding upon Grantors and their respective successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), but subject to the provisions of subsection 10.1 of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.

                  (b) Upon the payment in full of all Secured Obligations, the cancellation or termination of the Commitments and the cancellation or expiration of all outstanding Letters of Credit, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon any such termination Secured Party will, at Grantors' expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination. In addition, upon the proposed sale, transfer or other disposition of any Collateral by a Grantor in accordance with the Credit Agreement for which such Grantor desires to obtain a security interest release from Secured Party, such Grantor shall deliver an Officer's Certificate (x) stating that the Collateral subject to such disposition is being sold, transferred or otherwise disposed of in compliance with the terms of the Credit Agreement and (y) specifying the Collateral being sold, transferred or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate, Secured Party shall, at Grantor's expense, so long as Secured Party has no reason to believe that the Officer's Certificate delivered by such Grantor with respect to such sale is not true and correct, execute and deliver such releases of its security interest in such Collateral which is to be so sold, transferred or disposed of, as may be reasonably requested by such Grantor.

                  SECTION 17. SECURED PARTY AS AGENT.

                  (a) Secured Party has been appointed to act as Secured Party hereunder by Lenders and, by their acceptance of the benefits hereof, Noteholders. Secured Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including without limitation the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that Secured Party shall exercise, or refrain from exercising, any remedies provided for in
Section 13 in accordance with the instructions of Requisite Lenders.

                  (b) Secured Party shall at all times be the same Person that is Administrative Agent under the Credit Agreement. Written notice of resignation by Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute notice of resignation as Secured Party under this Agreement; removal of Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute removal as Secured Party under this Agreement; and appointment of a successor Administrative Agent pursuant to subsection 9.5 of the Credit Agreement shall also constitute appointment of a successor Secured Party under this Agreement. Upon the acceptance of any appointment as Administrative Agent under subsection 9.5 of the Credit Agreement by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Secured Party under this Agreement, and the retiring or removed Secured Party under this Agreement shall promptly (i) transfer to such successor Secured Party all sums, securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Secured Party under this Agreement, and (ii) execute and deliver to such successor Secured Party such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Secured Party of the security interests created hereunder, whereupon such retiring or removed Secured Party shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Administrative Agent's resignation or removal hereunder as Secured Party, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was Secured Party hereunder.

                  SECTION 18. ADDITIONAL GRANTORS.

         The initial Subsidiary Grantors hereunder shall be such of the Subsidiaries of Company as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional Subsidiaries of Company may become parties hereto as additional Grantors (each an "ADDITIONAL GRANTOR"), by executing a Counterpart substantially in the form of Exhibit I annexed hereto. Upon delivery of any such Counterpart to Secured Party, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Administrative Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

                  SECTION 19. AMENDMENTS; ETC.

         No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantors; provided this Agreement may be modified by the execution of a Counterpart by an Additional Grantor in accordance with Section 18 and Grantors hereby waive any requirement of notice of or consent to any such amendment. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  SECTION 20. NOTICES.

         Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as provided in subsection 10.8 of the Credit Agreement or as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

                  SECTION 21. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES
                              CUMULATIVE.

         No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  SECTION 22. SEVERABILITY.

         In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 23. HEADINGS.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 24. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Articles 8 and 9 of the UCC are used herein as therein defined. The rules of construction set forth in subsection 1.3 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

                  SECTION 25. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 20 (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 25 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

                  SECTION 26. WAIVER OF JURY TRIAL.

         GRANTORS AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantors and Secured Party to enter into a business relationship, that Grantors and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 26 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  SECTION 27. COUNTERPARTS.

         This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  SECTION 28. MISCELLANEOUS.

         Lenders and Secured Party shall have no obligation to disclose or discuss with any Grantor their assessment, or such Grantor's assessment, of the financial condition of the Borrowers. Each Grantor has adequate means to obtain information from the Borrowers on a continuing basis concerning the financial condition of the Borrowers and their ability to perform their obligations under the Loan Documents, and such Grantor assumes the responsibility for being and keeping informed of the financial condition of the Borrowers and of all circumstances bearing upon the risk of nonpayment of the Secured Obligations. Each Grantor hereby waives and relinquishes any duty on the part of Secured Party or any Lender to disclose any matter, fact or thing relating to the business, operations or condition of the Borrowers now known or hereafter known by Secured Party or any Lender.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, Grantors and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   WOLVERINE TUBE, INC.


                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                   TUBE FORMING L.P.


                                       By: WOLVERINE TUBE, INC.


                                           By:
                                              --------------------------------
                                              Name:
                                              Title:


                                   SMALL TUBE MANUFACTURING CORP.


                                   By:
                                      ----------------------------------------
                                       Name:
                                       Title:


                                   WOLVERINE FINANCE COMPANY


                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title:


                                   WOLVERINE JOINING TECHNOLOGIES, INC.


                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                   CREDIT SUISSE FIRST BOSTON,
                                   as Secured Party


                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                   By:
                                      ----------------------------------------
                                      Name:
                                      Title:

                                  SCHEDULE 4(B)
                                       TO
                               SECURITY AGREEMENT

                                     4(b)-1


                                     4(g)-1

                                  SCHEDULE 4(D)
                                       TO
                               SECURITY AGREEMENT

             OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION

                                      (d)-1



                                     4(g)-2

                                  SCHEDULE 4(E)
                                       TO
                               SECURITY AGREEMENT

                                   OTHER NAMES

NAME OF GRANTOR                                                    OTHER NAMES
---------------                                                    -----------



                                     4(e)-1




                                    (4(g)-3

                                  SCHEDULE 4(G)
                                       TO
                               SECURITY AGREEMENT

                                 FILING OFFICES


GRANTOR                                                       FILING OFFICES
-------                                                       --------------



                                     4(g)-1




                                     4(g)-4

                                  EXHIBIT I TO
                               SECURITY AGREEMENT

                              [FORM OF COUNTERPART]

         COUNTERPART (this "COUNTERPART"), dated _______, is delivered pursuant to Section 18 of the Security Agreement referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Security Agreement, dated as of [_____], 2002 (as it may be from time to time amended, modified or supplemented, the "SECURITY AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among Wolverine Tube, Inc., Wolverine Tube (Canada) Inc., the other Grantors named therein, and Credit Suisse First Boston, as Secured Party. The undersigned by executing and delivering this Counterpart hereby becomes a Grantor under the Security Agreement in accordance with Section 18 thereof and agrees to be bound by all of the terms thereof. [Without limiting the generality of the foregoing, the undersigned hereby:

                  (i) authorizes the Secured Party to add the information set forth on the Schedules to this Agreement to the correlative Schedules attached to the Security Agreement(1);

                  (ii) agrees that all Collateral of the undersigned, including the items of property described on the Schedules hereto, shall become part of the Collateral and shall secure all Secured Obligations; and

                  (iii) makes the representations and warranties set forth in the Security Agreement, as amended hereby, to the extent relating to the undersigned.]

                                         [NAME OF ADDITIONAL GRANTOR]


                                         By:
                                            --------------------------------
                                            Name:
                                            Title:


------------------

(1) The Schedules to the Counterpart should include copies of all Schedules that identify collateral to be granted by the Additional Grantor.


                                    Exh. I-1

                                   EXHIBIT II
                   FORM OF SIXTH AMENDMENT TO CREDIT AGREEMENT


                              WOLVERINE TUBE, INC.
                          WOLVERINE TUBE (CANADA) INC.

                       SIXTH AMENDMENT TO CREDIT AGREEMENT


         This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of February 4, 2002 and entered into by and among, WOLVERINE TUBE INC., a Delaware corporation (the "COMPANY"), WOLVERINE TUBE (CANADA) INC., an Ontario corporation ("WOLVERINE CANADA"; the Company and Wolverine Canada are each a "BORROWER" and collectively, the "BORROWERS"), CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT"), the financial institutions listed on the signature pages hereto (each individually referred to herein as a "LENDER" and collectively, as "LENDERS") and solely for the purposes of Sections 2 and 3(a), the Subsidiary Guarantors, and is made with reference to that certain Credit Agreement dated as of April 30, 1997, by and among the Borrowers, the Lenders, the Administrative Agent and Mellon Bank, N.A., as the Documentation Agent, as amended as of June 26, 1998, as of March 10, 1999, as of June 30, 1999, as of May 31, 2000 and August 8, 2001 (such
Credit Agreement, as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, pursuant to that certain Limited Waiver dated as of February 4, 2002 (the "LIMITED WAIVER"), the Lenders waived one or more Events of Default that may have occurred or may occur, as applicable, as a result of (i) the temporary administrative dissolution of a Subsidiary and (ii) the Borrower not being in compliance with the covenants set forth in Sections 7.6A, 7.6B and 7.6C of the Credit Agreement for the fiscal quarter ending December 31, 2001 and for the fiscal quarter ending March 31, 2002; and

         WHEREAS, in connection with and upon the effectiveness of the Limited Waiver, the Loan Parties and the Lenders have agreed to amend the Credit Agreement as more particularly described herein.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

   AMENDMENTS TO THE CREDIT AGREEMENT

                  Amendments to Section 1.1 of the Credit Agreement: Provisions Relating to Defined Terms

                           Section  1.1 of the Credit Agreement is hereby
amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "COLLATERAL" means the "Collateral" as defined in the Security Agreement.

                  "COLLATERAL DOCUMENTS" means the Security Agreement and all other instruments or documents delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Administrative Agent, on behalf of Lenders, a Lien on any property of that Loan Party as security for the Obligations.

                  "FIRST PRIORITY" means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that (i) except for the Liens permitted under subsection 7.2, such Lien has priority over any other Lien on such Collateral and (ii) such Lien is the only Lien (other than Permitted Encumbrances) to which such Collateral is subject.

                  "ORGANIZATIONAL DOCUMENTS" means the documents (including Bylaws, if applicable) pursuant to which a Person that is a corporation, partnership, trust or limited liability company is organized.

                  "SECURITY AGREEMENT" means the Security Agreement dated as of February 4, 2002, among the Company, the Subsidiary Guarantors and Administrative Agent, as Secured Party, as such Security Agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time.

                  "SENIOR NOTE INDENTURE" means that certain Indenture dated as of August 4, 1998, by and between Company and First Union National Bank, as Trustee.

                  "SIXTH AMENDMENT" means that certain Sixth Amendment to the Credit Agreement dated as of February 4, 2002, by and among the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent.

                  "SIXTH AMENDMENT EFFECTIVE DATE" has the meaning set forth in Section 4 of the Sixth Amendment.

                           Section 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Applicable Margin", "Base Rate" and "Interest Payment Date" in their entirety and substituting therefor the following:

                  "APPLICABLE MARGIN" means (x) 3.00% for Eurodollar Rate Loans (with effect from the first day of the Interest Period of any Eurodollar Rate Loan in effect on the Sixth Amendment Effective Date) and (y) 2.00% for Base Rate Loans.

                  "INTEREST PAYMENT DATE" means (i) with respect to Base Rate Loans, the last Business Day of each month and (ii) with respect to Eurodollar Rate Loans, the last day of the Interest Period applicable to such Loan; provided, that in the case of any Interest Period which is greater than one month, "Interest Payment Date" shall also include the date that is one month from the commencement of such Interest Period and the last Business Day of each subsequent month during the applicable Interest Period.

                           Section 1.1 of the Credit Agreement is hereby further amended by, in the definition of "Loan Documents", inserting the phrase "the Collateral Documents," immediately after the phrase "the Notes,".

                  Amendments to Section 2: Amounts and Terms of Commitments and Loans

                           Rate of Interest. Subsection 2.2A is hereby amended by deleting clause (a) in the second paragraph thereof in its entirety and substituting therefor the following:

         "(a) if a Base Rate Loan, then the Base Rate plus the Applicable Margin (with effect from December 31, 2001); or"

                           Prepayments and Reductions in Commitments.

                  Subsections 2.4A(iii)(a) and 2.4A(iii)(c) of the Credit Agreement are each hereby amended by deleting the proviso contained therein in its entirety.

                  Subsection 2.4A(iii)(b) of the Credit Agreement is hereby amended by deleting the last proviso contained therein in its entirety.

                           Additional Mandatory Prepayments and Mandatory Reductions. Subsection 2.4(A)(iii) is hereby amended by adding at the end thereof the following new subsection 2.4(A)(iii)(g):

                  "(g) Prepayments and Reductions Due to Issuance of Indebtedness. From and after the Sixth Amendment Effective Date, no later than the first Business Day following the date of receipt by any Borrower or any of its respective Subsidiaries of any proceeds from the issuance of any Indebtedness, other than Indebtedness incurred under this Agreement, the Borrowers shall prepay the Loans and the Revolving Loan Commitments shall be permanently reduced in an aggregate amount equal to such proceeds (net of reasonable costs and expenses associated therewith, including reasonable legal fees and expenses)."

                  Amendments to Section 5: Representations and Warranties

                           Solvency. Subsection 5.15 of the Credit Agreement is hereby amended by adding at the end thereof the following proviso:

         "; provided, that, with respect to WRI, Indebtedness of WRI to the Borrowers and their other Subsidiaries shall be excluded for the purposes of determining whether WRI is Solvent"

                           Additional Representations and Warranties. Section 5 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 5.17:

                  "5.17 MATTERS RELATING TO COLLATERAL.

                  (a) The execution and delivery of the Collateral Documents by the Loan Parties, together with the actions taken on or prior to the date hereof pursuant to Section 1(c) of the Limited Waiver dated as of February 4, 2002, among the Borrowers, the Lenders and Administrative Agent and subsection 6.8 hereof are effective to create in favor of Administrative Agent for the benefit of Lenders, as security for the respective Secured Obligations (as defined in the Security Agreement in respect of any Collateral), a valid and perfected First Priority Lien on all of the Collateral, and all filings and other actions necessary or desirable to perfect and maintain the perfection and First Priority status of such Liens have been duly made or taken and remain in full force and effect, other than the filing of any UCC financing statements delivered to Administrative Agent for filing (but not yet filed) and the periodic filing of UCC continuation statements in respect of UCC financing statements filed by or on behalf of Administrative Agent.

                  (b) No Governmental Authorization and no notice to or filing with, any governmental authority is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Administrative Agent pursuant to any of the Collateral Documents or (ii) the exercise by Administrative Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Collateral Documents or created or provided for by applicable law), except for filings or recordings contemplated by Section 5.17(a) and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of securities.

                  (c) Except such as may have been filed in favor of
              Administrative Agent as contemplated by Section 5.17(a) and to evidence permitted lease obligations and other Liens permitted pursuant to Section 7.2, no effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (d) All information supplied to Administrative Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects."

                  Amendment to Section 7: Negative Covenants

                           Liens and Related Matters. Subsection 7.2A of the
Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (iv) therein, (ii) deleting the "." at the end of clause (v) therein and substituting therefore "; and", and (iii) adding at the end thereof the following new clause (vi):

"(vi)    Liens granted pursuant to the Collateral Documents."

                  Amendment to Section 8: Events of Default

                           Invalidity of Guaranties; Failure of Security;
Repudiation of Obligations. Subsection 8.13 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                  "8.13 INVALIDITY OF GUARANTIES; FAILURE OF SECURITY; REPUDIATION OF OBLIGATIONS.

                  At any time after the execution and delivery thereof, (i) any Guaranty for any reason, other than the satisfaction in full of all Obligations, shall cease to be in full force and effect (other than in accordance with its terms) or shall be declared to be null and void,
         (ii) any Collateral Document shall cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or Administrative Agent shall not have or shall cease to have a valid and perfected First Priority Lien in any Collateral purported to be covered thereby, in each case for any reason other than the failure of Administrative Agent or any Lender to take any action within its control, or (iii) any Loan Party shall contest the validity or enforceability of any Loan Document in writing or deny in writing that it has any further liability, including with respect to future advances by Lenders, under any Loan Document to which it is a party:"

                  Amendment to Section 9: The Administrative Agent

                           Collateral Documents and Guaranties. Subsection 9.6
of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

                  "9.6 COLLATERAL DOCUMENTS AND GUARANTIES.

                  Each Lender hereby further authorizes Administrative Agent, on behalf of and for the benefit of Lenders, to enter into each Collateral Document as secured party and to be the agent for and representative of Lenders under each Guaranty, and each Lender agrees to be bound by the terms of each Collateral Document and Guaranty; provided that Administrative Agent shall not (i) enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document or Guaranty or (ii) release any Collateral (except as otherwise expressly permitted or required pursuant to the terms of this Agreement or the applicable Collateral Document), in each case without the prior consent of Requisite Lenders (or, if required pursuant to subsection 10.6, all Lenders); provided further, however, that, without further written consent or authorization from Lenders, Administrative Agent may execute any documents or instruments necessary to (a) release any Lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted by this Agreement or to which the applicable Lenders have otherwise consented pursuant to the provisions of subsection 10.6, (b) release any Subsidiary Guarantor from the Subsidiary Guaranty if all of the Capital Stock of such Subsidiary Guarantor is sold to any Person (other than an Affiliate of the Borrowers) pursuant to a sale or other disposition permitted hereunder or to which Requisite Lenders have otherwise consented or (c) subordinate the Liens of Administrative Agent, on behalf of Lenders, to any Liens permitted by subsection 7.2. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Borrower, Administrative Agent and each Lender hereby agree that (1) no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document or to enforce any Guaranty, it being understood and agreed that all powers, rights and remedies under the Collateral Documents and the Guaranties may be exercised solely by Administrative Agent for the benefit of Lenders in accordance with the terms thereof, and (2) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Lender may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Lenders (but not any Lender or Lenders in its or their respective individual capacities unless Requisite Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale."

                           Appointment of Supplemental Collateral Agent. Section
9 of the Credit Agreement is hereby amended by adding at the end thereof the following new subsection 9.7:

                  "9.7 APPOINTMENT OF SUPPLEMENTAL COLLATERAL AGENTS. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Administrative Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Administrative Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

                  In the event that Administrative Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Administrative Agent or such Supplemental Collateral Agent, and
         (ii) the provisions of this Section 9 and of Subsection 10.3 that refer to Administrative Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Administrative Agent shall be deemed to be references to Administrative Agent and/or such Supplemental Collateral Agent, as the context may require.

                  Should any instrument in writing from any Borrower or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Administrative Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Administrative Agent until the appointment of a new Supplemental Collateral Agent."

                  Amendments to Section 10: Miscellaneous

                           Expenses. Subsection 10.2 of the Credit Agreement is
hereby amended by deleting the "and" at the end of clause (iv) therein and adding at the end thereof the following new clauses (vi) and (vii):

                  "; (vi) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any

                  Collateral Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Administrative Agent and of counsel providing any opinions that Administrative Agent or Requisite Lenders may request in respect of the Collateral Documents or the Liens created pursuant thereto; and (vii) the costs incurred by Administrative Agent in connection with the custody or preservation of any of the Collateral"

                           Indemnification. Subsection 10.3 of the Credit Agreement is hereby amended by deleting the parenthetical "(including any collection from, or enforcement of, the Guaranties)" contained in the second paragraph thereof and substituting therefor:

         "(including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Guaranties)"

                           Set-Off. Subsection 10.4 of the Credit agreement is hereby amended by deleting it in its entirety and substituting therefore the following:

         "10.4    SET-OFF.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default each Lender is hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender or any Affiliate of such Lender to or for the credit or the account of the Borrowers against and on account of the obligations and liabilities of the Borrowers to that Lender (or any Affiliate of such Lender) under this Agreement, the Letters of Credit and participations therein and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured."

                           Amendments and Waivers.

                  Subsection 10.6 of the Credit Agreement is hereby amended by inserting immediately after the phrase "or the amount of any fees payable hereunder;" the following:

         "release any Lien granted in favor of Administrative Agent with respect to all or substantially all of the Collateral;"

                           Subsection 10.6 of the Credit Agreement is hereby further amended by adding the following proviso at the end of the first sentence thereof:

         "provided, further that any release of a substantial portion of the Collateral shall be effective only if evidenced by a writing signed by or on behalf of Lenders having or holding 75% or more of the aggregate Loan Exposure of all Lenders"

   LOAN PARTIES' REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment, each Loan Party represents and warrants to the Lenders that the following statements are true, correct and complete:

                           Power and Authority. Each Loan Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by this Amendment.

                           Authorization of Amendment. The execution and delivery of this Amendment and the performance of the Loan Parties hereunder has been duly authorized by all necessary action on the part of each Loan Party.

                           No Conflict. The execution and delivery of this Amendment by each Loan Party and the performance by such Loan Party of this Amendment and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Loan Parties or any of their respective Subsidiaries, the Organizational Documents of the Loan Parties or any of their respective Subsidiaries or any order, judgment or decree of any court or other agency of government binding on any of the Loan Parties or any of their respective Subsidiaries,
         (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contract, indenture, agreement or other instrument or document to which any Loan Party or any of its Subsidiaries is a party or by which the properties or assets of such Loan Party or its Subsidiaries are bound, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of the Administrative Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contract of any Loan Party or any of its Subsidiaries.

                           Governmental Consents. The execution and delivery of this Amendment by each Loan Party and the performance by such Loan Party of this Amendment does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                           Binding Obligation. This Amendment is the legally valid and binding obligation of each Loan Party enforceable against each such Loan Party in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors generally and general principles of equity.

                           Incorporation of Representations and Warranties. The representations and warranties contained in the Loan Documents are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                           Absence of Default. After giving effect to this Amendment and the Limited Waiver, no Potential Event of Default or Event of Default exists.

     ACKNOWLEDGMENT AND CONSENT

                  Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to or modifications of or standstill agreements with respect to the Credit Agreement.

     MISCELLANEOUS

                           Reference to and Effect on the Credit Agreement and the Other Loan Documents.


                           On and after the Sixth Amendment Effective Date, each
                  reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                           Except as specifically amended by this Amendment, the
                  Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           The execution, delivery and performance of this
                  Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                           Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                           Counterparts; Effectiveness; Facsimile Signature Pages. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Company, Wolverine Canada, each Subsidiary Guarantor and Requisite Lenders and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof (the "SIXTH AMENDMENT EFFECTIVE DATE").


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

BORROWERS:                           WOLVERINE TUBE, INC.,
                                     a Delaware corporation


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     WOLVERINE TUBE (CANADA) INC.,
                                     an Ontario corporation


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:

SUBSIDIARY GUARANTORS:               TUBE FORMING L.P.,
                                     a Delaware limited partnership


                                     By: WOLVERINE TUBE, INC.


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                     SMALL TUBE MANUFACTURING CORP.,
                                     a Delaware corporation


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:

                                     WOLVERINE FINANCE COMPANY,
                                     a Tennessee corporation


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:


                                     WOLVERINE JOINING TECHNOLOGIES, INC.
                                     a Delaware corporation


                                     By:
                                        -------------------------------------
                                        Name:
                                        Title:

LENDERS:                   CREDIT SUISSE FIRST BOSTON,
                           individually in its capacity as a Lender and in its capacity as Administrative Agent


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                           MELLON BANK, N.A.,


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                           CREDIT LYONNAIS NEW YORK BRANCH,
                           as a Lender


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                           BANK OF AMERICA, N.A.,
                           f/k/a/ Bank of America National Trust and Savings Association, (successor by merger to Bank of America Illinois), successor by merger to Bank of America, N.A., f/k/a/ NationsBank, N.A., (successor by merger to NationsBank, N.A. (South)), as a Lender


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                                   Exh. II-1

                           THE BANK OF NOVA SCOTIA,
                           as a Lender


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                           FIRST UNION NATIONAL BANK,
                           as a Lender


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                           SUNTRUST BANK,
                           (successor in interest to SunTrust Bank, Nashville, N.A.), as a Lender


                           By:
                              ------------------------------------------------
                           Name:
                           Title:


                                      S-2